UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2015
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Chemical Financial Corporation ("Chemical") will hold its annual meeting of shareholders on Monday, April 20, 2015, at 2:00 p.m. local time. At the meeting, the shareholders will consider and vote to (1) elect 7 directors; (2) amend Chemical's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 45,000,000 shares to 60,000,000 shares; (3) amend Chemical's Restated Articles of Incorporation to authorize a class of 2,000,000 shares of preferred stock; (4) approve Chemical's Stock Incentive Plan of 2015; (5) ratify the appointment of KPMG LLP as Chemical's independent registered public accounting firm for the year ending December 31, 2015; (6) cast an advisory approval of Chemical's executive compensation; and (7) conduct any other business that may properly come before the meeting.
Chemical is making this meeting accessible to the public by telephone on a listen-only basis. Anyone interested in the meeting may access the meeting on a live basis by dialing toll-free at 1-888-500-6949 and entering 245396 for the pass code.
This report is furnished to, and not filed with, the Commission.

Forward-Looking Statements
It is anticipated that some of the information presented at the annual meeting will contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical. Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "look forward," "opinion," "plans," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All statements referencing future time periods are forward-looking.
Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.
The annual meeting may also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its recently completed acquisition of Monarch Community Bancorp, Inc. ("Monarch") and its planned acquisition of Lake Michigan Financial Corporation ("Lake Michigan"), the expected costs to be incurred in connection with the acquisitions, Monarch's and Lake Michigan's future performance and consequences of their integration into Chemical and the impact of the transactions on Chemical’s future performance.
Risk factors relating to these transactions and the integration of Monarch and Lake Michigan into Chemical after closing include, without limitation:
Completion of the Lake Michigan transaction is dependent on, among other things, receipt of regulatory and shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.

The impact of the completion of the Lake Michigan transaction on Chemical's financial statements will be affected by the timing of the transaction.
The transactions may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
The integration of Monarch's and Lake Michigan's business and operations into Chemical, which will include conversion of operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Monarch's, Lake Michigan's or Chemical's existing businesses.
Chemical's ability to achieve anticipated results from the transactions is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses from Monarch's or Lake Michigan's loan portfolio than expected and deposit attrition may be greater than expected.
In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to any merger agreement associated with the Lake Michigan transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information about the Lake Michigan Transaction
Chemical filed a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Lake Michigan shareholders will receive if the transaction is consummated. The registration statement contains a prospectus, a proxy statement for the meeting at which the Lake Michigan shareholders will consider approval of the transaction and other relevant documents concerning the transaction. Investors are urged to read the registration statement, the prospectus and proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, Lake Michigan and the transaction. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757 or by contacting Lake Michigan Financial Corporation, 150 Central Avenue, Holland, Michigan 49423, Attention: Mr. James Luyk, Investor Relations, telephone 616-546-4078. INVESTORS SHOULD READ THE PROSPECTUS AND PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.
Lake Michigan and its respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Lake Michigan shareholders in favor of the transactions. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lake Michigan shareholders in connection with the proposed transaction is set forth in the prospectus and proxy statement filed with the SEC. Free copies of this document may be obtained as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 13, 2015	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer

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